UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2020
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin	Texas	78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market
Series D Participating Cumulative Preferred Stock Purchase Rights	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 23, 2020, Stratus Properties Inc., a Delaware corporation ("Stratus" or the "Company"), delivered a letter (the “Rights Plan Response Letter”) to Oasis Management Company Ltd. ("Oasis"), in response to Oasis’ letter to the Board of Directors of Stratus dated November 16, 2020 relating to the Stockholder Rights Agreement dated as of September 22, 2020, by and between Stratus and Computershare Inc., as rights agent (the "Rights Plan"). The Rights Plan Response Letter confirms that as long as Oasis (and any of its Related Persons, as defined in the Rights Plan) does not otherwise engage in (or have not otherwise engaged in) conduct that would otherwise result in Oasis becoming an Acquiring Person (as defined in the Rights Plan) and such conduct is in accordance with Section 14(a) of the Securities Exchange Act of 1934, the Company’s bylaws, the Company’s certificate of incorporation and Delaware law, the Rights Plan will not be triggered by any of the following activities in connection with a proxy contest: (1) “discussing with other shareholders – digitally, telephonically or otherwise”; (2) “ordinary course activities and communications with other shareholders in a proxy solicitation, including seeking proxies”; (3) “meeting and communicating with other shareholders to share [Oasis’] concerns about the Company”; or (4) “purchases of stock in the market by shareholders we solicit, who have no understanding or agreement to act with [Oasis].” In addition, the Rights Plan Response Letter states that, to the extent Oasis continues to question the proper interpretation of the Rights Plan, the Company commits to wield any discretion it has under the Rights Plan during the pendency of any proxy contest consistent with these statements.

The foregoing description of the Rights Plan Response Letter does not purport to be complete and is qualified in its entirety by reference to the Rights Plan Response Letter, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1	Rights Plan Response Letter dated November 23, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By: /s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer)

Date: November 23, 2020